THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
POTENTIA®
FIXED AND VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED MAY 16, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

Effective May 16, 2001, The Variable Annuity Life Insurance Company ("VALIC") is amending the prospectus solely for the purpose of reflecting an expected change in ownership of VALIC's parent company.

On page 14 of the prospectus, the fourth and fifth paragraphs of the section titled "ABOUT VALIC" are deleted in their entirety and replaced with the following:

On May 11, 2001, American General Corporation, the parent of VALIC, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations and the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General Corporation shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.